UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-51734	35-1811116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CLMT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Segment Change

     During the first quarter of 2021, Calumet Specialty Products Partners, L.P. (the “Company”) reorganized its business segments as a result of a change in how the Company’s chief operating decision maker (“CODM”) allocates resources, makes operating decisions and assesses the performance of its business. As a result, effective January 1, 2021, the Company’s operations are managed by the CODM using the following reportable segments: Montana/Renewables, Specialty Products & Solutions, Performance Brands, and Corporate.

To assist investors in making comparisons of the Company’s historical information with future financial information that will reflect the segment change, previously reported segment financial information for the years ended December 31, 2020 (including by quarter) and 2019 has been recast to reflect the Company’s new reportable segments. Such recast unaudited financial information is furnished as Exhibit 99.1.

The segment change discussed above and presented within the recast unaudited financial information affects only the manner in which the results of the Company’s reportable segments were previously reported. The recast unaudited financial information does not restate the Company’s previously reported consolidated financial statements for any period, nor does it affect the Company’s reported net income, earnings per unit, total assets, or partners’ capital (deficit) for any of the previously reported periods. This Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods within such year filed with the Securities and Exchange Commission.

The accounting policies of the reporting segments are the same as those described in the summary of significant accounting policies as disclosed in Note 2 — “Summary of Significant Accounting Policies,” of the Company’s 2020 Annual Report on Form 10-K, except that the disaggregated financial results for the reporting segments have been prepared using a management approach, which is consistent with the basis and manner in which management internally disaggregates financial information for the purposes of assisting internal operating decisions. The Company accounts for inter-segment sales and transfers using market-based transfer pricing. The Company evaluates performance based upon Adjusted EBITDA (a non-GAAP financial measure). The Company defines Adjusted EBITDA for any period as EBITDA adjusted for (a) impairment; (b) unrealized gains and losses from mark-to-market accounting for hedging activities; (c) realized gains and losses under derivative instruments excluded from the determination of net income (loss); (d) non-cash equity-based compensation expense and other non-cash items (excluding items such as accruals of cash expenses in a future period or amortization of a prepaid cash expense) that were deducted in computing net income (loss); (e) debt refinancing fees, premiums and penalties; (f) any net gain or loss realized in connection with an asset sale that was deducted in computing net income (loss); (g) LCM inventory adjustments; (h) the impact of liquidation of inventory layers calculated using the LIFO method; (i) RINs mark-to-market adjustments; and (j) all extraordinary, unusual or non-recurring items of gain or loss, or revenue or expense.

Change in Adjusted EBITDA Definition

During the first quarter of 2021, the CODM changed the definition and calculation of Segment Adjusted EBITDA to also exclude RINs mark-to-market adjustments. The Company’s RINs liability is calculated by multiplying the RINs shortage (based on actual results) by the period-end spot price and is subsequently revalued as of the last day of each accounting period. The resulting non-cash adjustments are included in cost of sales in the statement of operations, with the exception of RINs for the 2019 compliance year related to the San Antonio Refinery, which are included in other operating (income) expense. The Company believes that this revised definition and calculation better reflects the performance of the Company’s business segments, including cash flows, because it excludes these non-cash fluctuations. Segment Adjusted EBITDA has been revised for all periods presented in Exhibit 99.1 to reflect this change.

Change in Accounting Principle

Beginning in the first quarter of 2021, the Company is making a voluntary change in accounting principle to reclassify outbound shipping and handling costs from the historical presentation in transportation within operating costs and expenses in the statement of operations to cost of sales in the statement of operations. This change will not have a net impact on the Company’s results of operations, earnings per unit, condensed consolidated balance sheet, or unaudited condensed consolidated statements of cash flows relative to prior periods. In its Quarterly Report on Form 10-Q for the three months ended March 31, 2021, the Company will disclose within the footnotes to the condensed consolidated financial statements a description of the change in presentation and recast the prior period amounts for the three months ended March 31, 2020. The Company has provided quarterly restated information related to this change in accounting principle for 2020 in Exhibit 99.2.

External Reporting Adjustments Presentation

On April 26, 2021, the Company issued a presentation, a copy of which is furnished herewith as Exhibit 99.3, announcing certain external reporting adjustments.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Recast Financial Information Related to Segment Change
99.2	Financial Information Related to Change in Accounting Principle
99.3	External Reporting Adjustments, dated April 26, 2021
104	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

April 26, 2021	By:	/s/ L. Todd Borgmann
Name: L. Todd Borgmann
Title: Executive Vice President and Chief Financial Officer